As filed with the Securities and Exchange Commission on October 17, 2007
Registration No. 333-146230

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Tesoro Corporation
and Other Registrants
(see Table of Additional Registrants below)
(Exact name of registrant as specified in its charter)

Delaware	2911	95-0862768
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

300 Concord Plaza Drive
San Antonio, Texas 78216-6999
(210) 828-8484
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Charles S. Parrish, Esq.
Tesoro Corporation
Senior Vice President, General Counsel and Secretary
300 Concord Plaza Drive
San Antonio, Texas 78216-6999
(210) 828-8484
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:

Charles L. Strauss, Esq.
James R. Griffin, Esq.
Fulbright & Jaworski L.L.P.
Fulbright Tower
1301 McKinney, Suite 5100
Houston, TX 77010
(713) 651-5151

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this registration statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Offering	Aggregate	Registration
Securities to be Registered	Registered	Price per Unit(1)	Offering Price(1)	Fee(2)
6 1/2% Senior Notes due 2017, Series B	$500,000,000	100%	$500,000,000	$15,350
Subsidiary guarantees of 6 1/2% Senior Notes due 2017, Series B(3)	N/A	N/A	N/A	N/A

(1)	Pursuant to Rule 457(f)(2), represents the book value of the outstanding Senior Notes due 2017 for which the registered securities will be exchanged. Estimated solely for the purpose of calculating the registration fee.

(2)	Calculated pursuant to Rule 457(f)(2). Pursuant to Rule 457(n), no additional registration fee is required for the registration of the subsidiary guarantees.

(3)	No separate consideration will be received for the guarantees. The guarantees are not traded separately.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Table of Additional Registrants

	State or Other	Primary Standard
	Jurisdiction of	Industrial
Exact Name of Registrant as Specified in	Incorporation or	Classification	I.R.S. Employer
its Charter/Constituent Documents	Organization	Number	Identification No.

Gold Star Maritime Company	Delaware	4412	74-2886469
Smiley’s Super Service, Inc.	Hawaii	5500	99-0088611
Tesoro Alaska Company	Delaware	2911	94-1646130
Tesoro Aviation Company	Delaware	4522	74-2922277
Tesoro Companies, Inc.	Delaware	7389	74-2385513
Tesoro Environmental Resources Company	Delaware	7389	74-1956314
Tesoro Far East Maritime Company	Delaware	4412	74-2886469
Tesoro Financial Services Holding Company	Delaware	6711	51-0377202
Tesoro Hawaii Corporation	Hawaii	2911	99-0143882
Tesoro Maritime Company	Delaware	4412	74-2886466
Tesoro Northstore Company	Alaska	5500	92-0098209
Tesoro Refining and Marketing Company	Delaware	2911	76-0489496
Tesoro Sierra Properties, LLC	Delaware	5500	36-4606745
Tesoro South Coast Company, LLC	Delaware	5500	37-1541638
Tesoro Trading Company	Delaware	5172	75-3025497
Tesoro Vostok Company	Delaware	5172	74-2257610
Tesoro Wasatch, LLC	Delaware	6519	74-3009694
Tesoro West Coast Company, LLC	Delaware	5500	35-2295010

The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices (except Tesoro Financial Services Holding Company) is shown on the cover page of this Registration Statement on Form S-4.

The address, including zip code, and telephone number, including area code, of the principal executive offices for Tesoro Financial Services Holding Company is:

1105 N. Market Street #1300
Wilmington, Delaware 19801
(302) 651-8300

Explanatory Note

This Amendment No. 1 to Registration Statement on Form S-4 is being filed solely to update the exhibit indexes. No changes have been made to Part I of the Registration Statement or the other sections of Part II of the Registration Statement. Accordingly, they have been omitted.

ITEM 21.	Exhibits and Financial Statement Schedules.

Exhibit No.			Description

2.1		—	Stock Sale Agreement, dated March 18, 1998, among the Company, BHP Hawaii Inc. and BHP Petroleum Pacific Islands Inc. (incorporated by reference herein to Exhibit 2.1 to Registration Statement No. 333-51789).
2.2		—	Stock Sale Agreement, dated May 1, 1998, among Shell Refining Holding Company, Shell Anacortes Refining Company and the Company (incorporated by reference herein to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 1998, File No. 1-3473).
2.3		—	Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil Company (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 21, 2001, File No. 1-3473).
2.4		—	Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil Company (incorporated by reference herein to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on September 21, 2001, File No. 1-3473).
2.5		—	Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and BP Pipelines (North America) Inc. (incorporated by reference herein to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001, File No. 1-3473).
2.6		—	Sale and Purchase Agreement for Golden Eagle Refining and Marketing Assets, dated February 4, 2002, by and among Ultramar Inc. and Tesoro Refining and Marketing Company, including First Amendment dated February 20, 2002 and related Purchaser Parent Guaranty dated February 4, 2002, and Second Amendment dated May 3, 2002 (incorporated by reference herein to Exhibit 2.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, File No. 1-3473, and Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 9, 2002, File No. 1-3473).
2.7		—	Asset Purchase Agreement by and between the Company and Shell Oil Products US dated as of January 29, 2007 (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 1, 2007, File No. 1-3473).
2.8		—	Asset Purchase and Sale Agreement by and between the Company and Shell Oil Products US dated as of January 29, 2007 (incorporated by reference herein to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on February 1, 2007, File No. 1-3473).
2.9		—	Purchase and Sale Agreement and Joint Escrow Instructions by and among the Company and USA Petroleum Corporation, USA Gasoline Corporation, Palisades Gas and Wash, Inc. and USA San Diego LLC dated as of January 26, 2007 (incorporated by reference herein to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on February 1, 2007, File No. 1-3473).
†2	.10	—	Letter Agreement to the Purchase and Sale Agreement and Joint Escrow Instructions dated April 30, 2007 between the Company and USA Petroleum Corporation, Palisades Gas and Wash, Inc. and USA San Diego, LLC (incorporated by reference herein to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, File No. 1-3473).
3.1		—	Restated Certificate of Incorporation of the Company (incorporated by reference herein to Exhibit 3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).
3.2		—	By-Laws of the Company, as amended through February 2, 2005 (incorporated by reference herein to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 8, 2005, File No. 1-3473).
3.3		—	Amendment to the By-Laws of the Company, effective March 6, 2006 (incorporated by reference herein to Exhibit 3.3 to the Company’s Annual Report on Form 10-K filed on March 7, 2006, File No. 1-3473).
3.4		—	Amendment to Restated Certificate of Incorporation of the Company adding a new Article IX limiting Directors’ Liability (incorporated by reference herein to Exhibit 3(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993.
3.5		—	Certificate of Designation Establishing a Series A Participating Preferred Stock, dated as of December 16, 1985 (incorporated by reference herein to Exhibit 3(d) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

Exhibit No.		Description

3.6	—	Certificate of Amendment, dated as of February 9, 1994, to Restated Certificate of Incorporation of the Company amending Article IV, Article V, Article VII and Article VIII (incorporated by reference herein to Exhibit 3(e) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).
3.7	—	Certificate of Amendment, dated as of August 3, 1998, to Certificate of Incorporation of the Company, amending Article IV, increasing the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 (incorporated by reference herein to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 1998, File No. 1-3473).
3.8	—	Certificate of Amendment, dated as of May 4, 2006, to Restated Certificate of Incorporation of the Company (incorporated by reference herein to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006, File No. 1-3473).
3.9	—	Certificate of Ownership of Merger merging Tesoro Merger Corp. into Tesoro Petroleum Corporation and changing the name of Tesoro Petroleum Corporation to Tesoro Corporation, dated November 8, 2004 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on November 9, 2004).
3.10	—	Certificate of Incorporation of Gold Star Maritime Company (incorporated by reference herein to Exhibit 3.13 to Registration Statement No. 333-75056).
3.11	—	Bylaws of Gold Star Maritime Company (incorporated by reference herein to Exhibit 3.14 to Registration Statement No. 333-75056).
3.12	—	Articles of Incorporation of Smiley’s Super Service, Inc. (incorporated by reference herein to Exhibit 3.17 to Registration Statement No. 333-75056).
3.13	—	Bylaws of Smiley’s Super Service, Inc. (incorporated by reference herein to Exhibit 3.18 to Registration Statement No. 333-75056).
3.14	—	Certificate of Incorporation of Tesoro Alaska Company, as amended (incorporated by reference herein to Exhibit 3.19 to Registration Statement No. 333-75056).
3.15	—	Bylaws of Tesoro Alaska Company, as amended (incorporated by reference herein to Exhibit 3.20 to Registration Statement No. 333-75056).
3.16	—	Certificate of Incorporation of Tesoro Aviation Company, as amended (incorporated by reference herein to Exhibit 3.23 to Registration Statement No. 333-75056).
3.17	—	Bylaws of Tesoro Aviation Company (incorporated by reference herein to Exhibit 3.24 to Registration Statement No. 333-75056).
3.18	—	Certificate of Incorporation of Tesoro Companies, Inc., as amended (incorporated by reference herein to Exhibit 3.41 to Registration Statement No. 333-75056).
3.19	—	Bylaws of Tesoro Companies, Inc., as amended (incorporated by reference herein to Exhibit 3.9 to Registration Statement No. 333-75056).
3.20	—	Certificate of Incorporation of Tesoro Environmental Resources Company, as amended (incorporated by reference herein to Exhibit 3.24 to Registration Statement No. 333-135104).
3.21	—	Bylaws of Tesoro Environmental Resources Company, as amended (incorporated by reference herein to Exhibit 3.25 to Registration Statement No. 333-135104).
3.22	—	Certificate of Incorporation of Tesoro Far East Maritime Company (formerly Far East Maritime Company) (incorporated by reference herein to Exhibit 3.11 to Registration Statement No. 333-75056).
3.23	—	Certificate of Amendment to the Certificate of Incorporation of Tesoro Far East Maritime Company (incorporated by reference herein to Exhibit 3.27 to Registration Statement No. 333-135104).
3.24	—	Bylaws of Tesoro Far East Maritime Company, as amended (incorporated by reference herein to Exhibit 3.12 to Registration Statement No. 333-75056).
3.25	—	Certificate of Incorporation of Tesoro Financial Services Holding Company (incorporated by reference herein to Exhibit 3.25 to Registration Statement No. 333-75056).
3.26	—	Bylaws of Tesoro Financial Services Holding Company (incorporated by reference herein to Exhibit 3.26 to Registration Statement No. 333-75056).

Exhibit No.			Description

3.27		—	Articles of Incorporation of Tesoro Hawaii Corporation, as amended (incorporated by reference herein to Exhibit 3.29 to Registration Statement No. 333-75056).
3.28		—	Bylaws of Tesoro Hawaii Corporation, as amended (incorporated by reference herein to Exhibit 3.30 to Registration Statement No. 333-75056).
3.29		—	Certificate of Incorporation of Tesoro Maritime Company (incorporated by reference herein to Exhibit 3.37 to Registration Statement No. 333-75056).
3.30		—	Bylaws of Tesoro Maritime Company (incorporated by reference herein to Exhibit 3.38 to Registration Statement No. 333-75056).
3.31		—	Articles of Incorporation of Tesoro Northstore Company, as amended (incorporated by reference herein to Exhibit 3.39 to Registration Statement No. 333-75056).
3.32		—	Bylaws of Tesoro Northstore Company, as amended (incorporated by reference herein to Exhibit 3.40 to Registration Statement No. 333-75056).
3.33		—	Certificate of Incorporation of Tesoro Refining and Marketing Company (formerly Tesoro West Coast Company), as amended (incorporated by reference herein to Exhibit 3.51 to Registration Statement No. 333-75056).
3.34		—	Bylaws of Tesoro Refining and Marketing Company (formerly Tesoro West Coast Company), as amended (incorporated by reference herein to Exhibit 3.52 to Registration Statement No. 333-75056).
*3	.35	—	Certificate of Formation of Tesoro Sierra Properties, LLC.
*3	.36	—	Limited Liability Company Agreement of Tesoro Sierra Properties, LLC.
*3	.37	—	Certificate of Formation of Tesoro South Coast Company, LLC.
*3	.38	—	Limited Liability Company Agreement of Tesoro South Coast Company, LLC.
3.39		—	Certificate of Incorporation of Tesoro Trading Company, as amended (incorporated by reference herein to Exhibit 3.1 to Amendment No. 1 to Registration Statement No. 333-84018).
3.40		—	Bylaws of Tesoro Trading Company (incorporated by reference herein to Exhibit 3.2 to Amendment No. 1 to Registration Statement No. 333-84018).
3.41		—	Certificate of Incorporation of Tesoro Vostok Company, as amended (incorporated by reference herein to Exhibit 3.49 to Registration Statement No. 333-75056).
3.42		—	Bylaws of Tesoro Vostok Company, as amended (incorporated by reference herein to Exhibit 3.50 to Registration Statement No. 333-75056).
3.43		—	Certificate of Formation of Tesoro Wasatch, LLC (incorporated by reference herein to Exhibit 3.47 to Registration Statement No. 333-105783).
3.44		—	Limited Liability Company Agreement of Tesoro Wasatch, LLC (incorporated by reference herein to Exhibit 3.48 to Registration Statement No. 333-105783).
*3	.45	—	Certificate of Formation of Tesoro West Coast Company, LLC.
*3	.46	—	Limited Liability Company Agreement of Tesoro West Coast Company, LLC.
4.1		—	Form of Coastwide Energy Services Inc. 8% Convertible Subordinated Debenture (incorporated by reference herein to Exhibit 4.3 to Post-Effective Amendment No. 1 to Registration No. 333-00229).
4.2		—	Debenture Assumption and Conversion Agreement dated as of February 20, 1996, between the Company, Coastwide Energy Services, Inc. and CNRG Acquisition Corp. (incorporated by reference herein to Exhibit 4.4 to Post-Effective Amendment No. 1 to Registration No. 333-00229).
4.3		—	Indenture (including form of note), dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as trustee, relating to the 6 1/4% Senior Notes due 2012 (incorporated by reference herein to Exhibit 4.1 to the Current Report on Form 8-K filed on November 17, 2005, File No. 1-3473).
4.4		—	Indenture (including form of note), dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as trustee, relating to the 6 5/8% Senior Notes due 2015 (incorporated by reference herein to Exhibit 4.2 to the Current Report on Form 8-K filed on November 17, 2005, File No. 1-3473).

Exhibit No.			Description

4.5		—	Indenture (including form of note), dated as of May 29, 2007, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as trustee, relating to the 6 1/2 Senior Notes due 2017 (incorporated by reference herein to Exhibit 4.1 to the Current Report on Form 8-K filed on June 4, 2007, File No. 1-3473).
4.6		—	Exchange and Registration Rights Agreement, dated as of May 29, 2007, among Tesoro Corporation, certain subsidiary guarantors, Lehman Brothers Inc., J.P. Morgan Securities, Inc., Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., as the several initial purchasers, relating to the 6 1/2% Senior Notes due 2017 (incorporated by reference herein to Exhibit 4.2 to the Current Report on Form 8-K filed on June 4, 2007, File No. 1-3473).
*5	.1	—	Opinion of Fulbright & Jaworski L.L.P.
*12	.1	—	Statement of Computation of Ratio of Earnings to Fixed Charges.
21.1		—	Subsidiaries of the Company (incorporated by reference herein to Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, File No. 1-3473).
*23	.1	—	Consent of Deloitte & Touche LLP.
*23	.2	—	Consent of PricewaterhouseCoopers LLP.
*23	.3	—	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).
*24	.1	—	Powers of Attorney of certain officers and directors of Tesoro Corporation and other Registrants (included on the signature pages hereof).
*25	.1	—	Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association, as Trustee.
*99	.1	—	Form of Letter of Transmittal and Consent.
*99	.2	—	Form of Notice of Guaranteed Delivery.
*99	.3	—	Form of Letter from Tesoro Corporation to Registered Holders and Depository Trust Company Participants.
*99	.4	—	Form of Instructions from Beneficial Owners to Registered Holders and Depositary Trust Company Participants.
*99	.5	—	Form of Letter to Clients.

*	Previously filed.

†	Confidential treatment has been granted for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO CORPORATION

By:	/s/ Bruce A. Smith
Bruce A. Smith
Chairman of the Board of Directors and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors, President (Principal Executive Officer)

* Steven H. Grapstein		Lead Director

* Otto C. Schwethelm		Vice President, Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

* John F. Bookout III		Director

* Rodney F. Chase		Director

* Robert W. Goldman		Director

* William J. Johnson		Director

* J.W. (Jim) Nokes		Director

* Donald H. Schmude		Director

* Michael E. Wiley		Director

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

GOLD STAR MARITIME COMPANY
TESORO FAR EAST MARITIME COMPANY

By:	/s/ Charles W. Parks
Charles W. Parks
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Charles W. Parks		Chairman of the Board of Directors and President (Principal Executive Officer)

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President, Chief Financial Officer (Principal Financial Officer)

* Timothy F. Plummer		Director and Vice President, Maritime

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

SMILEY’S SUPER SERVICE, INC.

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President, Chief Financial Officer
and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Daniel J. Porter		Director, President (Principal Executive Officer)

* Otto C. Schwethelm		Director, Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

* P. Scott Rammell		Director, Vice President, General Counsel and Secretary

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO ALASKA COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO AVIATION COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* William J. Finnerty		Director

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO COMPANIES, INC.

By:	/s/ Bruce A. Smith
Bruce A. Smith
Chairman of the Board of Directors
and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO ENVIRONMENTAL RESOURCES
COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO FINANCIAL SERVICES HOLDING
COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO HAWAII CORPORATION

By:	/s/ Bruce A. Smith
Bruce A. Smith
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Director, President and Chief Executive Officer (Principal Executive Officer)

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Gregory A. Wright		Director, Executive Vice President, Chief Administrative Officer and Treasurer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO MARITIME COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Timothy F. Plummer		Chairman of the Board of Directors and President (Principal Executive Officer)

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* William J. Finnerty		Executive Vice President and Chief Operating Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO NORTHSTORE COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* John R. Ramsey		President (Principal Executive Officer)

* Charles S. Parrish		Director, Senior Vice President, General Counsel and Secretary

* Otto C. Schwethelm		Director, Vice President and Chief Financial Officer (Principal Financial Officer)

* Daniel J. Porter		Director

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO REFINING AND MARKETING
COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO SIERRA PROPERTIES, LLC

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Daniel J. Porter		President (Principal Executive Officer)

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO SOUTH COAST COMPANY, LLC

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Daniel J. Porter		President (Principal Executive Officer)

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO TRADING COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO VOSTOK COMPANY

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO WASATCH, LLC

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Bruce A. Smith		Chairman of the Board of Directors and President (Principal Executive Officer)

* William J. Finnerty		Director, Executive Vice President and Chief Operating Officer

* Gregory A. Wright		Director, Executive Vice President and Chief Administrative Officer

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Antonio, State of Texas, on the 17th day of October, 2007.

TESORO WEST COAST COMPANY, LLC

By:	/s/ Otto C. Schwethelm
Otto C. Schwethelm
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of October, 2007.

Signature		Title

* Daniel J. Porter		President (Principal Executive Officer)

* Otto C. Schwethelm		Vice President and Chief Financial Officer (Principal Financial Officer)

* Arlen O. Glenewinkel, Jr.		Vice President and Controller (Principal Accounting Officer)

*By:	/s/ Charles S. Parrish Charles S. Parrish Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.			Description

2.1		—	Stock Sale Agreement, dated March 18, 1998, among the Company, BHP Hawaii Inc. and BHP Petroleum Pacific Islands Inc. (incorporated by reference herein to Exhibit 2.1 to Registration Statement No. 333-51789).
2.2		—	Stock Sale Agreement, dated May 1, 1998, among Shell Refining Holding Company, Shell Anacortes Refining Company and the Company (incorporated by reference herein to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 1998, File No. 1-3473).
2.3		—	Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil Company (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 21, 2001, File No. 1-3473).
2.4		—	Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and Amoco Oil Company (incorporated by reference herein to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on September 21, 2001, File No. 1-3473).
2.5		—	Asset Purchase Agreement, dated July 16, 2001, by and among the Company, BP Corporation North America Inc. and BP Pipelines (North America) Inc. (incorporated by reference herein to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001, File No. 1-3473).
2.6		—	Sale and Purchase Agreement for Golden Eagle Refining and Marketing Assets, dated February 4, 2002, by and among Ultramar Inc. and Tesoro Refining and Marketing Company, including First Amendment dated February 20, 2002 and related Purchaser Parent Guaranty dated February 4, 2002, and Second Amendment dated May 3, 2002 (incorporated by reference herein to Exhibit 2.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, File No. 1-3473, and Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 9, 2002, File No. 1-3473).
2.7		—	Asset Purchase Agreement by and between the Company and Shell Oil Products US dated as of January 29, 2007 (incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 1, 2007, File No. 1-3473).
2.8		—	Asset Purchase and Sale Agreement by and between the Company and Shell Oil Products US dated as of January 29, 2007 (incorporated by reference herein to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on February 1, 2007, File No. 1-3473).
2.9		—	Purchase and Sale Agreement and Joint Escrow Instructions by and among the Company and USA Petroleum Corporation, USA Gasoline Corporation, Palisades Gas and Wash, Inc. and USA San Diego LLC dated as of January 26, 2007 (incorporated by reference herein to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on February 1, 2007, File No. 1-3473).
†2	.10	—	Letter Agreement to the Purchase and Sale Agreement and Joint Escrow Instructions dated April 30, 2007 between the Company and USA Petroleum Corporation, Palisades Gas and Wash, Inc. and USA San Diego, LLC (incorporated by reference herein to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, File No. 1-3473).
3.1		—	Restated Certificate of Incorporation of the Company (incorporated by reference herein to Exhibit 3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).
3.2		—	By-Laws of the Company, as amended through February 2, 2005 (incorporated by reference herein to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 8, 2005, File No. 1-3473).
3.3		—	Amendment to the By-Laws of the Company, effective March 6, 2006 (incorporated by reference herein to Exhibit 3.3 to the Company’s Annual Report on Form 10-K filed on March 7, 2006, File No. 1-3473).
3.4		—	Amendment to Restated Certificate of Incorporation of the Company adding a new Article IX limiting Directors’ Liability (incorporated by reference herein to Exhibit 3(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993.
3.5		—	Certificate of Designation Establishing a Series A Participating Preferred Stock, dated as of December 16, 1985 (incorporated by reference herein to Exhibit 3(d) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).

Exhibit No.		Description

3.6	—	Certificate of Amendment, dated as of February 9, 1994, to Restated Certificate of Incorporation of the Company amending Article IV, Article V, Article VII and Article VIII (incorporated by reference herein to Exhibit 3(e) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993, File No. 1-3473).
3.7	—	Certificate of Amendment, dated as of August 3, 1998, to Certificate of Incorporation of the Company, amending Article IV, increasing the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 (incorporated by reference herein to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 1998, File No. 1-3473).
3.8	—	Certificate of Amendment, dated as of May 4, 2006, to Restated Certificate of Incorporation of the Company (incorporated by reference herein to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006, File No. 1-3473).
3.9	—	Certificate of Ownership of Merger merging Tesoro Merger Corp. into Tesoro Petroleum Corporation and changing the name of Tesoro Petroleum Corporation to Tesoro Corporation, dated November 8, 2004 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on November 9, 2004).
3.10	—	Certificate of Incorporation of Gold Star Maritime Company (incorporated by reference herein to Exhibit 3.13 to Registration Statement No. 333-75056).
3.11	—	Bylaws of Gold Star Maritime Company (incorporated by reference herein to Exhibit 3.14 to Registration Statement No. 333-75056).
3.12	—	Articles of Incorporation of Smiley’s Super Service, Inc. (incorporated by reference herein to Exhibit 3.17 to Registration Statement No. 333-75056).
3.13	—	Bylaws of Smiley’s Super Service, Inc. (incorporated by reference herein to Exhibit 3.18 to Registration Statement No. 333-75056).
3.14	—	Certificate of Incorporation of Tesoro Alaska Company, as amended (incorporated by reference herein to Exhibit 3.19 to Registration Statement No. 333-75056).
3.15	—	Bylaws of Tesoro Alaska Company, as amended (incorporated by reference herein to Exhibit 3.20 to Registration Statement No. 333-75056).
3.16	—	Certificate of Incorporation of Tesoro Aviation Company, as amended (incorporated by reference herein to Exhibit 3.23 to Registration Statement No. 333-75056).
3.17	—	Bylaws of Tesoro Aviation Company (incorporated by reference herein to Exhibit 3.24 to Registration Statement No. 333-75056).
3.18	—	Certificate of Incorporation of Tesoro Companies, Inc., as amended (incorporated by reference herein to Exhibit 3.41 to Registration Statement No. 333-75056).
3.19	—	Bylaws of Tesoro Companies, Inc., as amended (incorporated by reference herein to Exhibit 3.9 to Registration Statement No. 333-75056).
3.20	—	Certificate of Incorporation of Tesoro Environmental Resources Company, as amended (incorporated by reference herein to Exhibit 3.24 to Registration Statement No. 333-135104).
3.21	—	Bylaws of Tesoro Environmental Resources Company, as amended (incorporated by reference herein to Exhibit 3.25 to Registration Statement No. 333-135104).
3.22	—	Certificate of Incorporation of Tesoro Far East Maritime Company (formerly Far East Maritime Company) (incorporated by reference herein to Exhibit 3.11 to Registration Statement No. 333-75056).
3.23	—	Certificate of Amendment to the Certificate of Incorporation of Tesoro Far East Maritime Company (incorporated by reference herein to Exhibit 3.27 to Registration Statement No. 333-135104).
3.24	—	Bylaws of Tesoro Far East Maritime Company, as amended (incorporated by reference herein to Exhibit 3.12 to Registration Statement No. 333-75056).
3.25	—	Certificate of Incorporation of Tesoro Financial Services Holding Company (incorporated by reference herein to Exhibit 3.25 to Registration Statement No. 333-75056).
3.26	—	Bylaws of Tesoro Financial Services Holding Company (incorporated by reference herein to Exhibit 3.26 to Registration Statement No. 333-75056).
3.27	—	Articles of Incorporation of Tesoro Hawaii Corporation, as amended (incorporated by reference herein to Exhibit 3.29 to Registration Statement No. 333-75056).

Exhibit No.			Description

3.28		—	Bylaws of Tesoro Hawaii Corporation, as amended (incorporated by reference herein to Exhibit 3.30 to Registration Statement No. 333-75056).
3.29		—	Certificate of Incorporation of Tesoro Maritime Company (incorporated by reference herein to Exhibit 3.37 to Registration Statement No. 333-75056).
3.30		—	Bylaws of Tesoro Maritime Company (incorporated by reference herein to Exhibit 3.38 to Registration Statement No. 333-75056).
3.31		—	Articles of Incorporation of Tesoro Northstore Company, as amended (incorporated by reference herein to Exhibit 3.39 to Registration Statement No. 333-75056).
3.32		—	Bylaws of Tesoro Northstore Company, as amended (incorporated by reference herein to Exhibit 3.40 to Registration Statement No. 333-75056).
3.33		—	Certificate of Incorporation of Tesoro Refining and Marketing Company (formerly Tesoro West Coast Company), as amended (incorporated by reference herein to Exhibit 3.51 to Registration Statement No. 333-75056).
3.34		—	Bylaws of Tesoro Refining and Marketing Company (formerly Tesoro West Coast Company), as amended (incorporated by reference herein to Exhibit 3.52 to Registration Statement No. 333-75056).
*3	.35	—	Certificate of Formation of Tesoro Sierra Properties, LLC.
*3	.36	—	Limited Liability Company Agreement of Tesoro Sierra Properties, LLC.
*3	.37	—	Certificate of Formation of Tesoro South Coast Company, LLC.
*3	.38	—	Limited Liability Company Agreement of Tesoro South Coast Company, LLC.
3.39		—	Certificate of Incorporation of Tesoro Trading Company, as amended (incorporated by reference herein to Exhibit 3.1 to Amendment No. 1 to Registration Statement No. 333-84018).
3.40		—	Bylaws of Tesoro Trading Company (incorporated by reference herein to Exhibit 3.2 to Amendment No. 1 to Registration Statement No. 333-84018).
3.41		—	Certificate of Incorporation of Tesoro Vostok Company, as amended (incorporated by reference herein to Exhibit 3.49 to Registration Statement No. 333-75056).
3.42		—	Bylaws of Tesoro Vostok Company, as amended (incorporated by reference herein to Exhibit 3.50 to Registration Statement No. 333-75056).
3.43		—	Certificate of Formation of Tesoro Wasatch, LLC (incorporated by reference herein to Exhibit 3.47 to Registration Statement No. 333-105783).
3.44		—	Limited Liability Company Agreement of Tesoro Wasatch, LLC (incorporated by reference herein to Exhibit 3.48 to Registration Statement No. 333-105783).
*3	.45	—	Certificate of Formation of Tesoro West Coast Company, LLC.
*3	.46	—	Limited Liability Company Agreement of Tesoro West Coast Company, LLC.
4.1		—	Form of Coastwide Energy Services Inc. 8% Convertible Subordinated Debenture (incorporated by reference herein to Exhibit 4.3 to Post-Effective Amendment No. 1 to Registration No. 333-00229).
4.2		—	Debenture Assumption and Conversion Agreement dated as of February 20, 1996, between the Company, Coastwide Energy Services, Inc. and CNRG Acquisition Corp. (incorporated by reference herein to Exhibit 4.4 to Post-Effective Amendment No. 1 to Registration No. 333-00229).
4.3		—	Indenture (including form of note), dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as trustee, relating to the 6 1/4% Senior Notes due 2012 (incorporated by reference herein to Exhibit 4.1 to the Current Report on Form 8-K filed on November 17, 2005, File No. 1-3473).
4.4		—	Indenture (including form of note), dated as of November 16, 2005, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as trustee, relating to the 6 5/8% Senior Notes due 2015 (incorporated by reference herein to Exhibit 4.2 to the Current Report on Form 8-K filed on November 17, 2005, File No. 1-3473).
4.5		—	Indenture (including form of note), dated as of May 29, 2007, among Tesoro Corporation, certain subsidiary guarantors and U.S. Bank National Association, as trustee, relating to the 6 1/2 Senior Notes due 2017 (incorporated by reference herein to Exhibit 4.1 to the Current Report on Form 8-K filed on June 4, 2007, File No. 1-3473).

Exhibit No.			Description

4.6		—	Exchange and Registration Rights Agreement, dated as of May 29, 2007, among Tesoro Corporation, certain subsidiary guarantors, Lehman Brothers Inc., J.P. Morgan Securities, Inc., Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., as the several initial purchasers, relating to the 6 1/2% Senior Notes due 2017 (incorporated by reference herein to Exhibit 4.2 to the Current Report on Form 8-K filed on June 4, 2007, File No. 1-3473).
*5	.1	—	Opinion of Fulbright & Jaworski L.L.P.
*12	.1	—	Statement of Computation of Ratio of Earnings to Fixed Charges.
21.1		—	Subsidiaries of the Company (incorporated by reference herein to Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, File No. 1-3473).
*23	.1	—	Consent of Deloitte & Touche LLP.
*23	.2	—	Consent of PricewaterhouseCoopers LLP.
*23	.3	—	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).
*24	.1	—	Powers of Attorney of certain officers and directors of Tesoro Corporation and other Registrants (included on the signature pages hereof).
*25	.1	—	Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association, as Trustee.
*99	.1	—	Form of Letter of Transmittal and Consent.
*99	.2	—	Form of Notice of Guaranteed Delivery.
*99	.3	—	Form of Letter from Tesoro Corporation to Registered Holders and Depository Trust Company Participants.
*99	.4	—	Form of Instructions from Beneficial Owners to Registered Holders and Depositary Trust Company Participants.
*99	.5	—	Form of Letter to Clients.

*	Previously filed.

†	Confidential treatment has been granted for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, which portions have been omitted and filed separately with the Securities and Exchange Commission.